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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) NOVEMBER 9, 1998


                           KEITHLEY INSTRUMENTS, INC.
             (Exact name of registrant as specified in its charter)

               OHIO                     1-9965                  34-0794417
 (State or other jurisdiction of      (Commission            (I.R.S. Employer
  incorporation or organization)      File Number)          Identification No.)


                      28775 AURORA ROAD, SOLON, OHIO 44139
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (440) 248-0400


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Item 2.  Acquisition or Disposition of Assets.

On November 9, 1998, Keithley Instruments, Inc., (the "Company" or the "Registrant") sold certain assets used in the operation of its Quantox product line to KLA-Tencor Corporation pursuant to an Asset Purchase Agreement entered into on November 9, 1998, and effective as of October 31, 1998. The asset categories include inventory, machinery, equipment and other tangible personal property. The purchase price for the transaction is $9,147,000 in cash, $8,947,000, which was paid upon closing, with the remaining $200,000 held in escrow until the physical transfer of the inventory.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(b)      Pro Forma Financial Information.
         (i)    Introduction to Unaudited Pro Forma Financial Statements
         (ii)   Unaudited Pro forma Consolidated Balance Sheet as of June 30,
                1998
         (iii) Unaudited Pro forma Consolidated Statements of Income for the fiscal year ended September 30, 1997, and the nine months ended June 30, 1998
         (iv)   Notes to Unaudited Pro Forma Financial Statements

(c)      Exhibits.
         2(b) Asset Purchase Agreement by and between Keithley Instruments, Inc. and KLA-Tencor Corproation



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                 INTRODUCTION TO PRO FORMA FINANCIAL STATEMENTS
                 ----------------------------------------------

The unaudited pro forma consolidated statements of income for the year ended September 30, 1997 and the nine months ended June 30, 1998, present the operating results of Keithley Instruments, Inc., excluding the operations of its Radiation Measurements Division (RMD), which was sold on July 31, 1998, and its Quantox product line (Qtx). A Form 8-K dated July 31, 1998, was filed with the Securities Exchange Commission on August 17, 1998, reflecting the pro forma results for the sale of RMD. The unaudited pro forma consolidated statements of income are presented as if both transactions had occurred at the beginning of the year ended September 30, 1997. The unaudited pro forma consolidated balance sheet has been prepared assuming the transactions had occurred as of June 30, 1998.

The gain resulting from the sale of the Quantox product line has been excluded from the unaudited pro forma consolidated statements of income.

The unaudited pro forma information is not necessarily indicative of the results of operations or financial position that would have resulted had the sales occurred as of the dates and for the periods indicated, or which may be attained in the future. The unaudited pro forma consolidated financial statements and the notes thereto should be read in conjunction with the Company's historical financial statements and related notes thereto included in the Company's Annual Report on Form 10-K for the year ended September 30, 1997, and Quarterly Report on Form 10-Q for the quarter ended June 30, 1998, and the Company's pro forma financial statements and related notes thereto included in the Company's Current Report on Form 8-K dated July 31, 1998.



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                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1998
                                 (In Thousands)


                                                     Previously
                                                      Disclosed
                                                      Proforma     Elimination         Consolidating      Proforma
                                                    Balances (a)    of Qtx (b)       Adjustments (c)      Balances
                                                    ------------    ----------       ---------------      --------
Assets
------

Current assets:
     Cash and cash equivalents                        $  4,771     $                      $ 9,147            $ 13,918
     Accounts receivable and other, net                 17,096                                                 17,096
     Inventories:
           Raw materials                                 7,036            (920)                                 6,116
           Work in process                               3,712          (1,224)                                 2,488
           Finished products                             3,548            (226)              (260)              3,062
                                                      --------     -----------            -------            --------
             Total inventories                          14,296          (2,370)              (260)             11,666
     Other current assets                                3,206                                                  3,206
                                                      --------     -----------            -------            --------
             Total current assets                       39,369          (2,370)             8,887              45,886
                                                      --------     -----------            -------            --------

Property, plant and equipment, at cost                  39,528            (155)              (875)             38,498
Less-Accumulated depreciation                           24,444            (112)              (434)             23,898
                                                      --------     -----------            -------            --------
Total property, plant and equipment, net                15,084             (43)              (441)             14,600
                                                      --------     -----------            -------            --------

Other assets                                            14,246              --                                 14,246
                                                      --------     -----------            -------            --------
Total assets                                          $ 68,699     $    (2,413)           $ 8,446            $ 74,732
                                                      ========     ===========            =======            ========

Liabilities and Shareholders' Equity
------------------------------------

Current liabilities:
     Accounts payable                                 $  6,730     $                      $   511            $  7,241
     Accrued payroll and related expenses                5,487                              1,505               6,992
     Other accrued expenses                              5,895                               (418)              5,477
     Income taxes payable                                2,967                              1,685               4,652
                                                      --------     -----------            -------            --------
           Total current liabilities                    21,079                              3,283              24,362
                                                      --------     -----------            -------            --------

Long-term debt                                           6,000                                                  6,000
Other long-term liabilities                              3,928                                                  3,928

Shareholders' equity:
     Paid-in-capital                                     8,867                                                  8,867
     Earnings reinvested in the business                29,383                              2,750              32,133
     Other shareholders' equity                           (558)                                                  (558)
                                                      --------     -----------            -------            --------
           Total shareholders' equity                   37,692                              2,750              40,442
                                                      --------     -----------            -------            --------
Total liabilities and shareholders' equity            $ 68,699     $                      $ 6,033            $ 74,732
                                                      ========     ===========            =======            ========


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              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED SEPTEMBER 30, 1997
               (In Thousands of Dollars Except for Per Share Data)


                                                     Previously
                                                      Disclosed        Less                Plus
                                                      Proforma        Results          Consolidating       Proforma
                                                    Balances (a)    of Qtx (d)       Adjustments (e)        Results
                                                    ------------    ----------       ---------------        -------


Net sales                                             $113,549        $  8,348         $                    $ 105,201

Cost of goods sold                                      46,792           6,720               507               40,579

Selling, general and administrative
  expenses                                              46,969           4,550             1,182               43,601

Product development expenses                            16,113           3,657               249               12,705

Special charges                                            771              --                                    771

Net financing expenses                                     595             149                                    446
                                                      --------         -------          ---------             -------


Income (loss) before income taxes                        2,309          (6,728)           (1,938)               7,099

Income taxes (benefit)                                     783          (2,557)             (736)               2,604
                                                       -------         -------            -------              ------


Net income (loss)                                     $  1,526        $ (4,171)        $  (1,202)           $   4,495
                                                       =======         =======            =======             =======


Basic income (loss) per share                         $   0.20        $  (0.55)        $   (0.16)           $    0.59
                                                      ========        =========         ========             ========

Diluted income (loss) per share                       $   0.19        $  (0.53)        $   (0.15)           $    0.57
                                                      ========        =========         ========             ========

Average number of shares
  outstanding (in thousands):

Basic                                                    7,588                                                  7,588
Diluted                                                  7,867                                                  7,867



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              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     FOR THE NINE MONTHS ENDED JUNE 30, 1998
               (In Thousands of Dollars Except for Per Share Data)


                                                     Previously
                                                      Disclosed        Less                Plus
                                                      Proforma        Results          Consolidating       Proforma
                                                    Balances (a)    of Qtx (d)       Adjustments (e)        Results
                                                    ------------    ----------       ---------------        -------

Net sales                                              $81,827       $   7,783           $                  $  74,044

Cost of goods sold                                      33,864           4,407                396              29,853

Selling, general and administrative
  expenses                                              33,356           2,746                810              31,420

Product development expenses                             9,722           1,838                111               7,995

Special charges                                            335             235                                    100

Net financing expenses                                     381             130                                    251
                                                      --------         -------          ---------            --------


Income (loss) before income taxes                        4,169          (1,573)            (1,317)              4,425

Income taxes (benefit)                                   1,376            (598)              (500)              1,474
                                                       -------         -------            -------             -------


Net income (loss)                                     $  2,793       $    (975)          $   (817)          $   2,951
                                                       =======        ========            =======             =======


Basic income (loss) per share                         $   0.36       $   (0.13)          $  (0.11)          $    0.38
                                                      ========          =======          ========            ========

Diluted income (loss) per share                       $   0.35       $   (0.12)          $  (0.10)          $    0.37
                                                      ========          =======          ========            ========

Average number of shares outstanding (in thousands):

Basic                                                    7,777                                                  7,777
Diluted                                                  8,029                                                  8,029



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NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
-------------------------------------------------

(a) Previously disclosed pro forma balances represent pro forma financial statements as adjusted for the sale of the Company's Radiation Measurements Division. Please refer to the Current Report on Form 8-K dated July 31, 1998.

(b) Elimination of assets sold to the buyer reflects the terms of the Asset Purchase Agreement.

(c)  The consolidating adjustments include/reflect:

     - The transfer of certain inventory to a third party per the terms of the Asset Purchase Agreement.
     - The write-off of fixed assets that are not being purchased, but that will have no further use, principally the "clean room" used in the Quantox product line production.
     - Additional liabilities that are directly attributable to the sale such as severance costs, legal and accounting fees and broker fees.
     - The elimination of a portion of warranty reserve for the Quantox product line as the Company is only responsible for part of the warranty costs on previously sold units.
     -   Retained earnings as a result of the sale.

(d) Includes the actual results of the Quantox product line for the applicable reporting period less the corporate allocation.

(e) Includes the portion of shared resources, including space costs, which are allocated to the Quantox product line that will remain after the sale.




SIGNATURES
----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             KEITHLEY INSTRUMENTS, INC.
                                             (Registrant)


Date:  November 12, 1998                     /s/  Mark J. Plush
                                             ----------------------------------
                                             Mark J. Plush
                                             Vice President and Chief Financial
                                             Officer



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